UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01. Regulation FD Disclosure.
Operating and reportable segments (referred to as “segments”) reflect the way the Company is managed and for which separate financial information is available and evaluated regularly by the Company’s chief operating decision maker ("CODM") in deciding how to allocate resources and assess performance. The Company has designated its Chief Executive Officer as the CODM.

On July 1, 2019, the Company announced its turnaround plan, which included the Company’s CODM changing the reporting structure used to allocate resources from the previous category focused organizational structure that included three operating and reportable segments: Luxury, Consumer Beauty and Professional Beauty, to a structure based on regional commercial business units. These changes were implemented during the three months ended March 31, 2020.

As a result of these changes, the Company has four operating segments and reportable segments: Europe, Middle East & Africa (“EMEA”); Americas; Asia Pacific; and Professional Beauty. EMEA, Americas and Asia Pacific include the businesses focused on prestige fragrances, premium skin care, premium color cosmetics, mass color cosmetics, retail hair coloring and styling products, mass fragrance, mass skin care and body care, and are supported by central marketing teams.

The Company has recast its results for each quarter of fiscal 2019, fiscal year 2019 and the first and second quarters of fiscal 2020 to reflect the changes in its segments in Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(i)Exhibits:

Exhibit No.	Description
99.1	Supplemental unaudited historical financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: April 30, 2020	By:	/s/Pierre-André Terisse
Pierre-André Terisse
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental unaudited historical financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).